UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2023
Annual Report
to Shareholders
DWS ESG Global Bond Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
51	Other Information
52	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
65	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Global Bond Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Incorporation of ESG criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
ESG criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employees, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS ESG Global Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS ESG Global Bond Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Fund Performance
DWS ESG Global Bond Fund returned 0.11% during the 12-month period ended October 31, 2023. Its benchmark, the Bloomberg Global Aggregate Bond Currency Hedged Index, returned 1.72%.
Market Overview
The global bond market produced a narrow gain in the annual period, with the benefit of income outweighing the impact of falling prices.
The price weakness was largely a function of the shifting outlook for interest-rate policy. When the reporting period began, inflation was in the midst of a decline that had begun in mid-2022. This favorable trend fueled hopes that the U.S. Federal Reserve (Fed) and other major central banks would soon be able to stop raising rates and shift to a neutral policy. While inflation stayed in a downtrend through most of 2023, the Fed in fact continued to raise interest rates. After hiking rates by a total of 4.25 percentage points in 2022, it enacted additional quarter-point increases at its meetings in February, March, May, and July of 2023. Perhaps more important, the Fed’s communications indicated that the central bank would maintain tight policy until it was clear that inflation had been defeated. An uptick in inflation late in the period, together with a jump in oil prices, prompted the markets to begin factoring in a “higher for longer”  scenario with respect to interest rates. In this environment, the
Investment Strategy and Process
In choosing investments for the fund, portfolio management uses a proprietary environmental, social and governance (ESG) issuer rating as well as fundamental security analysis.

DWS ESG Global Bond Fund	|	5

expected timing for the Fed’s first rate cut (based on the futures markets) continued to move further into the future. At the beginning of the period, markets were pricing in the likelihood that the Fed would start cutting rates in the second half of 2023. By the end of October 2023, however, investors were anticipating that the first rate reduction would not in fact occur until late 2024.
In combination, these factors caused U.S. Treasury yields to rise (as prices fell), with the most pronounced weakness occurring among longer-term issues. Overseas government bonds held up somewhat better due to expectations that central banks would generally take a more dovish approach than the Fed. Credit-oriented market segments (those whose prices are affected more by issuer fundamentals than interest rate trends) outperformed due to their higher yields and the market’s “risk-on”  tone. This trend helped relative performance for U.S. investment-grade and high-yield corporate bonds, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and the emerging markets. On the other hand, agency mortgage-backed securities (MBS) lagged due to volatility in the broader market. In addition, lower prepayments caused MBS’ interest-rate sensitivity to increase – a negative at a time of rising rates.
Fund Performance
Several aspects of the Fund’s asset allocation contributed to performance, including its underweight in MBS and overweights in ABS, CMBS, and corporates. We liked corporate bonds based on their attractive yields and the healthy fundamentals in the asset class, as evidenced by a 4-to-1 ratio of credit upgrades to downgrades. In ABS and CMBS, we remained focused on higher-quality issuers with defensive structures, while avoiding market segments that could be vulnerable to rising rates.
On the other hand, we lost some ground through positions in developed-market government bonds in the United States, Japan, France, the United Kingdom, and Germany. Holdings in long-term debt in these countries was particularly detrimental. Overall security selection also detracted from relative performance.
"While inflation maintained its downtrend through most of 2023, the Fed continued to raise interest rates.”

6	|	DWS ESG Global Bond Fund

We kept the Fund’s duration close to that of the benchmark, so this aspect of our strategy had a negligible impact on results. Given the volatile market conditions, we believed there was little advantage to making “bets”  on market direction.
We used derivatives in an effort to manage risk and implement our investment views in the portfolio. We used futures on U.S. Treasuries and other government bond markets to express views regarding the core developed markets and to manage the Fund’s duration, and we used currency forward contracts both to hedge and to take active positions. In addition, we used credit default swaps for hedging purposes. In total, the use of derivatives had a negative impact on relative performance. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.
Outlook and Positioning
Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor” ), the investment advisor for DWS ESG Global Bond Fund (the “Fund” ), the Board of Directors of Deutsche DWS Global/International Fund, Inc. authorized, on behalf of the Fund, the Fund’s termination and liquidation, which was effective on November 30, 2023 (the “Liquidation Date” ). Accordingly, the Fund redeemed all of its outstanding shares on the Liquidation Date.
Portfolio Management Team
Prior to April 25, 2023, the portfolio management team was as follows:
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.

DWS ESG Global Bond Fund	|	7

Effective April 25, 2023, the portfolio management team was as follows:
Kelly L. Beam, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—Fixed Income Portfolio Manager: New York.
—BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—Corporate Sector Portfolio Manager: New York.
—BS in Accounting and Economics, Lehigh University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Bloomberg Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS ESG Global Bond Fund

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.
A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. The prices of credit default swaps, which are designed to offset credit risk, typically move in the opposite direction of the index or security they track.

DWS ESG Global Bond Fund	|	9

Performance SummaryOctober 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	0.11%	–0.30%	0.19%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–4.39%	–1.21%	–0.28%
Bloomberg Global Aggregate Bond Currency Hedged Index†	1.72%	0.47%	1.68%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	–0.76%	–1.06%	–0.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.76%	–1.06%	–0.57%
Bloomberg Global Aggregate Bond Currency Hedged Index†	1.72%	0.47%	1.68%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	0.24%	–0.08%	0.42%
Bloomberg Global Aggregate Bond Currency Hedged Index†	1.72%	0.47%	1.68%

Institutional Class	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/23
No Sales Charges	0.50%	–4.94%
Bloomberg Global Aggregate Bond Currency Hedged Index†	1.72%	–4.23%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 1.20%, 2.21%, 0.99% and 0.87% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

10	|	DWS ESG Global Bond Fund

Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
*	Institutional class shares commenced operations on December 1, 2020.
†
Bloomberg Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and
the Asian-Pacific Aggregate Index.

DWS ESG Global Bond Fund	|	11

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/23	$7.61	$7.59	$7.60	$7.60
10/31/22	$8.18	$8.17	$8.17	$8.16
Distribution Information as of 10/31/23
Income Dividends, Twelve Months	$.16	$.10	$.18	$.18
Capital Gain Distributions	$.4405	$.4405	$.4405	$.4405
October Income Dividend	$.0158	$.0109	$.0174	$.0174
SEC 30-day Yield‡	3.77%	3.20%	4.20%	4.16%
Current Annualized Distribution Rate‡	2.49%	1.72%	2.75%	2.75%

‡
The SEC yield is net investment income per share earned over the month ended
October 31, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.33%, 2.40%, 4.01% and 3.58% for Class A, Class C, Class S
and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.05%, 0.92%, 2.56% and 2.17% for
Class A, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS ESG Global Bond Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
Corporate Bonds	37%	35%
Financials	20%	18%
Information Technology	3%	5%
Consumer Discretionary	3%	3%
Health Care	2%	2%
Consumer Staples	2%	0%
Communication Services	2%	2%
Real Estate	2%	2%
Industrials	2%	2%
Utilities	1%	1%
Materials	0%	0%
Government & Agency Obligations	56%	62%
Sovereign Bonds	43%	31%
U.S. Treasury Obligations	13%	30%
Other Government Related	—	1%
Other	7%	3%
Asset-Backed	3%	—
Commercial Mortgage-Backed Securities	3%	2%
Collateralized Mortgage Obligations	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
United States	42%	54%
Germany	19%	13%
Canada	8%	5%
Italy	5%	4%
United Kingdom	5%	5%
Japan	5%	3%
Australia	4%	2%
Luxembourg	4%	3%
Spain	3%	3%
France	2%	1%
Netherlands	0%	2%
Other	3%	5%
	100%	100%

DWS ESG Global Bond Fund	|	13

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/23	10/31/22
United State Dollar	103%	110%
Japanese Yen	-0%	-1%
Australian Dollar	-0%	0%
Canadian Dollar	-0%	-0%
British Pound	-1%	-3%
Euro	-2%	-6%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
AAA	45%	51%
AA	11%	10%
A	26%	18%
BBB	18%	19%
BB	—	2%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/23	10/31/22
Effective Maturity	8.1 years	7.8 years
Effective Duration	6.4 years	6.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 65 for contact information.

14	|	DWS ESG Global Bond Fund

Investment Portfolioas of October 31, 2023

	Principal Amount ($) (a)		Value ($)
Bonds 95.1%
Australia 3.7%
Government of Australia, Series 149, REG S, 2.25%, 5/21/2028	AUD	1,275,000	734,335
Macquarie Group Ltd.:
144A, 5.887%, 6/15/2034		60,000	55,012
144A, 6.207%, 11/22/2024		240,000	239,966
Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	283,736
(Cost $1,596,115)			1,313,049
British Virgin Islands 0.4%
TSMC Global Ltd., 144A, 2.25%, 4/23/2031 (Cost $199,662)		200,000	157,425
Canada 8.0%
Canadian Government Bond:
0.5%, 9/1/2025	CAD	2,000,000	1,337,833
2.25%, 12/1/2029	CAD	975,000	637,394
Canadian National Railway Co., 4.4%, 8/5/2052		100,000	77,263
Canadian Pacific Railway Co., 3.0%, 12/2/2041		20,000	16,053
Ford Credit Canada Co., 4.46%, 11/13/2024	CAD	300,000	212,019
Manulife Financial Corp., 3.703%, 3/16/2032		147,000	125,296
Nutrien Ltd., 5.8%, 3/27/2053		50,000	43,689
Royal Bank of Canada, 5.0%, 2/1/2033		200,000	180,823
Toronto-Dominion Bank, 5.156%, 1/10/2028		200,000	192,816
(Cost $3,126,970)			2,823,186
Chile 0.8%
Chile Government International Bond, 2.55%, 1/27/2032 (Cost $353,552)		350,000	275,357
France 1.5%
Government of France, REG S, 1.5%, 5/25/2050 (Cost $1,142,393)	EUR	850,000	544,182
Germany 18.3%
Bundesrepublik Deutschland Bundesanleihe:
REG S, 0.0%, 11/15/2028	EUR	1,761,482	1,637,265
REG S, 0.0%, 8/15/2031	EUR	1,375,000	1,185,053
REG S, 0.0%, 2/15/2032	EUR	1,444,297	1,225,390
REG S, 0.0%, 8/15/2052	EUR	105,257	47,233
REG S, 0.25%, 2/15/2029	EUR	550,000	515,142
REG S, 1.25%, 8/15/2048	EUR	295,000	215,270
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	15

	Principal Amount ($) (a)		Value ($)
Kreditanstalt fuer Wiederaufbau:
0.625%, 1/22/2026		1,000,000	906,450
1.25%, 1/31/2025		750,000	712,454
(Cost $8,028,670)			6,444,257
Ireland 0.4%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026 (Cost $147,235)		150,000	134,884
Italy 4.8%
Italy Buoni Poliennali Del Tesoro:
Series 5Y, REG S, 0.5%, 2/1/2026	EUR	250,000	246,147
Series 11Y, REG S, 0.9%, 4/1/2031	EUR	400,000	331,834
Series 5Y, REG S, 1.85%, 7/1/2025	EUR	350,000	358,908
Republic of Italy:
1.25%, 2/17/2026		350,000	315,318
2.375%, 10/17/2024		435,000	420,075
(Cost $2,013,770)			1,672,282
Japan 4.4%
Japan Government Ten Year Bond, Series 359, 0.1%, 6/20/2030	JPY	35,000,000	223,021
Japan Government Thirty Year Bond, Series 63, 0.4%, 6/20/2049	JPY	122,000,000	571,659
Japan Government Twenty Year Bond, Series 173, 0.4%, 6/20/2040	JPY	100,000,000	550,691
Mizuho Financial Group, Inc., 1.234%, 5/22/2027		215,000	189,503
(Cost $2,694,268)			1,534,874
Luxembourg 3.4%
European Investment Bank, 2.75%, 8/15/2025 (Cost $1,074,814)		1,250,000	1,198,062
Mexico 0.4%
United Mexican States, 3.5%, 2/12/2034 (Cost $198,912)		200,000	152,716
Netherlands 0.2%
NXP BV, 2.5%, 5/11/2031 (Cost $74,743)		75,000	57,275
Portugal 1.3%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $474,078)		460,000	456,672
Singapore 0.3%
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033 (Cost $109,835)		110,000	101,090
The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
Spain 3.2%
Spain Government Bond:
REG S, 0.6%, 10/31/2029	EUR	1,000,000	896,840
REG S, 1.25%, 10/31/2030	EUR	250,000	227,338
(Cost $1,470,538)			1,124,178
United Kingdom 4.4%
LSEGA Financing PLC, 144A, 2.0%, 4/6/2028		300,000	253,007
United Kingdom Gilt:
REG S, 0.375%, 10/22/2030	GBP	500,000	463,785
REG S, 0.625%, 10/22/2050	GBP	430,000	188,768
REG S, 0.875%, 10/22/2029	GBP	660,000	658,879
(Cost $2,274,701)			1,564,439
United States 39.6%
Advanced Micro Devices, Inc., 4.393%, 6/1/2052		40,000	30,813
American Express Co., 5.282%, 7/27/2029		120,000	115,189
Amgen, Inc.:
5.25%, 3/2/2033		110,000	102,586
5.65%, 3/2/2053		45,000	39,578
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046		101,000	84,110
Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/2040		63,000	50,867
Apple, Inc., 2.375%, 2/8/2041		186,000	118,673
AT&T, Inc.:
2.55%, 12/1/2033		17,000	12,201
3.65%, 6/1/2051		50,000	30,774
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 30-day average SOFR + 1.727%, 7.062% (b), 6/15/2035		500,000	483,046
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 30-day average SOFR + 1.647%, 6.982% (b), 9/15/2034		333,000	328,300
Bank of America Corp.:
2.972%, 7/21/2052		50,000	28,681
5.202%, 4/25/2029		280,000	266,214
Bank of New York Mellon Corp., Series H, 3.7%, Perpetual (c)		56,000	48,174
Bristol-Myers Squibb Co.:
2.55%, 11/13/2050		45,000	23,980
3.7%, 3/15/2052		80,000	53,705
6.25%, 11/15/2053 (d)		50,000	49,481
6.4%, 11/15/2063 (d)		20,000	19,815
Centene Corp., 2.625%, 8/1/2031		90,000	67,590
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	17

	Principal Amount ($) (a)	Value ($)
Charles Schwab Corp.:
5.853%, 5/19/2034	150,000	137,576
6.136%, 8/24/2034	220,000	206,052
Cigna Group, 3.4%, 3/15/2051	41,000	25,263
Citigroup, Inc., 6.27%, 11/17/2033	110,000	106,805
Comcast Corp., 4.65%, 2/15/2033	200,000	180,989
Commonwealth Edison Co., 4.9%, 2/1/2033	256,000	237,371
Corebridge Financial, Inc., 144A, 6.05%, 9/15/2033	82,000	76,973
Dell International LLC, 4.9%, 10/1/2026	131,000	127,503
Dollar General Corp., 5.45%, 7/5/2033	125,000	114,150
Dow Chemical Co., 6.9%, 5/15/2053	24,000	23,991
Elevance Health, Inc., 3.65%, 12/1/2027	314,000	289,263
Eli Lilly & Co., 4.875%, 2/27/2053	100,000	86,667
Expedia Group, Inc., 3.25%, 2/15/2030	150,000	124,217
Fiserv, Inc., 5.625%, 8/21/2033	50,000	46,899
General Mills, Inc., 4.95%, 3/29/2033	70,000	63,573
General Motors Financial Co., Inc.:
4.3%, 4/6/2029	225,000	199,925
5.4%, 4/6/2026	90,000	88,079
Global Payments, Inc., 5.95%, 8/15/2052	65,000	54,876
HCA, Inc., 5.25%, 6/15/2049	38,000	29,209
Hershey Co., 4.5%, 5/4/2033	110,000	101,080
Hertz Vehicle Financing III LLC, “C” , Series 2023-1A, 144A, 6.91%, 6/25/2027	560,000	553,274
Hewlett Packard Enterprise Co., 4.9%, 10/15/2025	50,000	49,004
Home Depot, Inc., 3.625%, 4/15/2052	100,000	66,596
Intuit, Inc., 5.5%, 9/15/2053	30,000	27,291
JPMorgan Chase & Co.:
6.07%, 10/22/2027	220,000	219,535
SOFR + 1.18%, 6.522% (b), 2/24/2028	157,000	155,966
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2021-2NU, 144A, 1.974%, 1/5/2040	220,000	165,795
Kenvue, Inc.:
4.9%, 3/22/2033	150,000	140,556
5.2%, 3/22/2063	40,000	33,961
Kimco Realty OP LLC, (REIT), 6.4%, 3/1/2034	40,000	39,267
Lowe’s Companies, Inc., 5.625%, 4/15/2053	95,000	82,092
Marsh & McLennan Companies, Inc., 5.45%, 3/15/2053	75,000	66,077
Marvell Technology, Inc.:
2.95%, 4/15/2031	80,000	63,153
5.95%, 9/15/2033	40,000	37,992
Microsoft Corp.:
2.525%, 6/1/2050	45,000	25,759
The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
2.921%, 3/17/2052	64,000	39,508
Morgan Stanley:
2.484%, 9/16/2036	145,000	102,575
5.25%, 4/21/2034	110,000	99,111
5.424%, 7/21/2034	60,000	54,761
Mosaic Solar Loan Trust:
“C” , Series 2023-1A, 144A, 8.48%, 6/20/2053	200,000	189,507
“C” , Series 2022-3A, 144A, 8.56%, 6/20/2053	297,000	278,309
Oracle Corp., 3.65%, 3/25/2041	79,000	53,796
Otis Worldwide Corp., 5.25%, 8/16/2028	80,000	77,817
Pepsico, Inc., 3.9%, 7/18/2032	200,000	177,258
PNC Financial Services Group, Inc., Series T, 3.4%, Perpetual (c)	110,000	79,150
Prologis LP, (REIT), 4.625%, 1/15/2033	125,000	111,993
QUALCOMM, Inc., 6.0%, 5/20/2053	65,000	62,554
Republic Services, Inc., 5.0%, 4/1/2034	90,000	82,553
Starbucks Corp., 4.45%, 8/15/2049	50,000	37,720
State Street Corp., 4.164%, 8/4/2033	170,000	144,000
SUMIT Mortgage Trust, “D” , Series 22-BVUE, 144A, 2.893% (b), 2/12/2041	250,000	168,226
The Goldman Sachs Group, Inc.:
2.615%, 4/22/2032	155,000	118,094
4.387%, 6/15/2027	275,000	262,739
U.S. Bancorp., 5.775%, 6/12/2029	300,000	288,468
U.S. Treasury Bills, 5.319% (e), 3/28/2024 (f)	275,000	268,982
U.S. Treasury Bonds:
1.875%, 11/15/2051	136,600	71,245
2.0%, 11/15/2041	2,145,100	1,327,783
3.625%, 2/15/2053	689,400	537,193
U.S. Treasury Inflation-Indexed Note, 0.125%, 10/15/2026	370,728	344,686
U.S. Treasury Notes:
3.5%, 2/15/2033	2,019,400	1,807,679
4.625%, 9/30/2028	100,000	99,094
Union Pacific Corp., 4.95%, 9/9/2052	184,000	155,105
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	150,000	144,327
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	20,000	11,538
3.25%, 5/15/2051	50,000	30,714
Verizon Communications, Inc.:
2.85%, 9/3/2041	63,000	38,909
3.875%, 3/1/2052	83,000	55,364
Walt Disney Co., 2.65%, 1/13/2031	60,000	48,702
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	19

	Principal Amount ($) (a)	Value ($)
Warnermedia Holdings, Inc., 5.141%, 3/15/2052	100,000	70,762
WEA Finance LLC, (REIT), 144A, 3.75%, 9/17/2024	325,000	313,617
Welltower OP LLC, (REIT), 3.85%, 6/15/2032	210,000	174,268
(Cost $16,020,744)		13,928,663
Total Bonds (Cost $41,001,000)		33,482,591

	Shares	Value ($)
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.36% (g) (Cost $773,632)	773,632	773,632

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $41,774,632)	97.3	34,256,223
Other Assets and Liabilities, Net	2.7	960,299
Net Assets	100.0	35,216,522
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2023 are as follows:
Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2023	Value ($) at 10/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (g) (h)
333,835	—	333,835 (i)	—	—	1,665	—	—	—
Cash Equivalents 2.2%
DWS Central Cash Management Government Fund, 5.36% (g)
396,063	33,826,782	33,449,213	—	—	35,686	—	773,632	773,632
729,898	33,826,782	33,783,048	—	—	37,351	—	773,632	773,632

(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
Variable or floating rate security. These securities are shown at their current rate as of
October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG Global Bond Fund

(c)	Perpetual, callable security with no stated maturity date.
(d)	When-issued security.
(e)	Annualized yield at time of purchase; not a coupon rate.
(f)	At October 31, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
At October 31, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	12/18/2023	4	341,095	331,509	(9,586)
10 Year Japanese Government Bond	JPY	12/13/2023	3	2,892,837	2,845,126	(47,711)
2 Year U.S. Treasury Note	USD	12/29/2023	8	1,625,831	1,619,375	(6,456)
5 Year U.S. Treasury Note	USD	12/29/2023	28	2,938,366	2,925,344	(13,022)
Ultra Long U.S. Treasury Bond	USD	12/19/2023	3	384,227	337,688	(46,539)
Total unrealized depreciation						(123,314)
At October 31, 2023, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2023	39	4,294,163	4,140,703	153,460
Ultra 10 Year U.S. Treasury Note	USD	12/19/2023	13	1,452,185	1,414,766	37,419
Total unrealized appreciation						190,879

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	21

At October 31, 2023, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	1,302,508	USD	864,563	11/3/2023	38,230	Australia and New Zealand Banking Group Ltd.
GBP	1,352,302	USD	1,726,223	11/3/2023	82,542	JPMorgan Chase Securities, Inc.
EUR	8,362,527	USD	9,204,702	11/3/2023	355,263	State Street Bank and Trust
CAD	3,300,000	USD	2,416,321	11/20/2023	36,020	BNP Paribas SA
JPY	235,602,855	USD	1,636,870	11/27/2023	75,457	Bank of America
Total unrealized appreciation					587,512

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	858,978	EUR	780,000	11/3/2023	(33,563)	JPMorgan Chase Securities, Inc.
Currency Abbreviation(s)

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG Global Bond Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Bonds (a)	$—	$33,482,591	$—	$33,482,591
Short-Term Investments	773,632	—	—	773,632
Derivatives (b)
Futures Contracts	190,879	—	—	190,879
Forward Foreign Currency Contracts	—	587,512	—	587,512
Total	$964,511	$34,070,103	$—	$35,034,614

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(123,314)	$—	$—	$(123,314)
Forward Foreign Currency Contracts	—	(33,563)	—	(33,563)
Total	$(123,314)	$(33,563)	$—	$(156,877)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	23

Statement of Assets and Liabilities
as of October 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $41,001,000)	$33,482,591
Investment in DWS Central Cash Management Government Fund (cost $773,632)	773,632
Foreign currency, at value (cost $620,643)	597,766
Receivable for investments sold	65,719
Receivable for Fund shares sold	351
Interest receivable	208,272
Unrealized appreciation on forward foreign currency contracts	587,512
Other assets	16,117
Total assets	35,731,960
Liabilities
Cash overdraft	27,961
Payable for investments purchased — when-issued securities	69,856
Payable for Fund shares redeemed	263,194
Payable for variation margin on futures contracts	11,382
Unrealized depreciation on forward foreign currency contracts	33,563
Accrued management fee	1,064
Accrued Directors' fees	873
Other accrued expenses and payables	107,545
Total liabilities	515,438
Net assets, at value	$35,216,522
Net Assets Consist of
Distributable earnings (loss)	(13,578,213)
Paid-in capital	48,794,735
Net assets, at value	$35,216,522
The accompanying notes are an integral part of the financial statements.

24	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities as of October 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($6,766,265 ÷ 889,198 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$7.61
Maximum offering price per share (100 ÷ 95.50 of $7.61)	$7.97
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($45,152 ÷ 5,945 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$7.59
Class S
Net Asset Value, offering and redemption price per share ($28,093,286 ÷ 3,698,832 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$7.60
Institutional Class
Net Asset Value, offering and redemption price per share ($311,819 ÷ 41,052 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$7.60
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	25

Statement of Operations
for the year ended October 31, 2023

Investment Income
Income:
Interest (net of foreign taxes withheld of $315)	$1,332,627
Income distributions — DWS Central Cash Management Government Fund	35,686
Securities lending income, net of borrower rebates	1,665
Total income	1,369,978
Expenses:
Management fee	142,378
Administration fee	44,550
Services to shareholders	101,689
Distribution and service fees	16,076
Custodian fee	10,779
Audit fee	54,584
Legal fees	18,506
Tax fees	8,988
Reports to shareholders	34,528
Registration fees	58,357
Directors' fees and expenses	3,627
Other	10,798
Total expenses before expense reductions	504,860
Expense reductions	(185,180)
Total expenses after expense reductions	319,680
Net investment income	1,050,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,959,540)
Swap contracts	6,730
Futures	459,092
Forward foreign currency contracts	(402,438)
Foreign currency	(20,671)
(2,916,827)
Change in net unrealized appreciation (depreciation) on:
Investments	2,933,611
Futures	(263,366)
Forward foreign currency contracts	(257,024)
Foreign currency	3,327
2,416,548
Net gain (loss)	(500,279)
Net increase (decrease) in net assets resulting from operations	$550,019
The accompanying notes are an integral part of the financial statements.

26	|	DWS ESG Global Bond Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$1,050,298	$839,206
Net realized gain (loss)	(2,916,827)	1,356,178
Change in net unrealized appreciation (depreciation)	2,416,548	(10,231,909)
Net increase (decrease) in net assets resulting from operations	550,019	(8,036,525)
Distributions to shareholders:
Class A	(538,330)	(83,156)
Class C	(4,020)	(403)
Class S	(3,091,790)	(603,240)
Institutional Class	(50,576)	(10,927)
Total distributions	(3,684,716)	(697,726)
Fund share transactions:
Proceeds from shares sold	5,904,159	5,272,123
Reinvestment of distributions	3,262,678	624,980
Payments for shares redeemed	(22,829,808)	(9,798,928)
Net increase (decrease) in net assets from Fund share transactions	(13,662,971)	(3,901,825)
Increase (decrease) in net assets	(16,797,668)	(12,636,076)
Net assets at beginning of period	52,014,190	64,650,266
Net assets at end of period	$35,216,522	$52,014,190

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	27

Financial Highlights
DWS ESG Global Bond Fund — Class A
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.18	$9.48	$9.67	$9.43	$8.77
Income (loss) from investment operations:
Net investment income[a]	.17	.11	.05	.10	.21
Net realized and unrealized gain (loss)	(.14 )	(1.32)	(.18 )	.26	.67
Total from investment operations	.03	(1.21)	(.13 )	.36	.88
Less distributions from:
Net investment income	(.16 )	(.09 )	(.06 )	(.05 )	(.18 )
Net realized gains	(.44 )	—	—	—	—
Return of capital	—	—	—	(.07 )	(.04 )
Total distributions	(.60 )	(.09 )	(.06 )	(.12 )	(.22 )
Net asset value, end of period	$7.61	$8.18	$9.48	$9.67	$9.43
Total Return (%)[b,c]	.11	(12.86)	(1.33)	3.85	10.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	10	11	10
Ratio of expenses before expense reductions (%)	1.29	1.20	1.18	1.20	1.32
Ratio of expenses after expense reductions (%)	.90	.95	1.00	.95	1.00
Ratio of net investment income (%)	2.08	1.19	.56	1.07	2.33
Portfolio turnover rate (%)	71	116	47	104	167

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Class C
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.17	$9.47	$9.67	$9.43	$8.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.04	(.02 )	.04	.15
Net realized and unrealized gain (loss)	(.15 )	(1.32)	(.18 )	.25	.66
Total from investment operations	(.04 )	(1.28)	(.20 )	.29	.81
Less distributions from:
Net investment income	(.10 )	(.02 )	—	(.02 )	(.12 )
Net realized gains	(.44 )	—	—	—	—
Return of capital	—	—	—	(.03 )	(.03 )
Total distributions	(.54 )	(.02 )	—	(.05 )	(.15 )
Net asset value, end of period	$7.59	$8.17	$9.47	$9.67	$9.43
Total Return (%)[b,c]	(.76 )	(13.50)	(2.07)	3.09	9.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	.14	.18	.28	.54
Ratio of expenses before expense reductions (%)	2.44	2.21	2.10	2.03	2.12
Ratio of expenses after expense reductions (%)	1.65	1.70	1.75	1.70	1.75
Ratio of net investment income (loss) (%)	1.30	.48	(.20 )	.38	1.60
Portfolio turnover rate (%)	71	116	47	104	167

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	29

DWS ESG Global Bond Fund — Class S
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.17	$9.47	$9.65	$9.41	$8.76
Income (loss) from investment operations:
Net investment income[a]	.19	.13	.08	.12	.23
Net realized and unrealized gain (loss)	(.14 )	(1.32)	(.17 )	.26	.67
Total from investment operations	.05	(1.19)	(.09 )	.38	.90
Less distributions from:
Net investment income	(.18 )	(.11 )	(.09 )	(.06 )	(.20 )
Net realized gains	(.44 )	—	—	—	—
Return of capital	—	—	—	(.08 )	(.05 )
Total distributions	(.62 )	(.11 )	(.09 )	(.14 )	(.25 )
Net asset value, end of period	$7.60	$8.17	$9.47	$9.65	$9.41
Total Return (%)[b]	.38	(12.65)	(.99 )	4.12	10.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	44	54	56	47
Ratio of expenses before expense reductions (%)	1.06	.99	.97	.94	1.03
Ratio of expenses after expense reductions (%)	.65	.70	.75	.70	.75
Ratio of net investment income (%)	2.33	1.45	.81	1.30	2.58
Portfolio turnover rate (%)	71	116	47	104	167

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

30	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Institutional Class
	Years Ended October 31,		Period Ended
	2023	2022	10/31/21[a]
Selected Per Share Data
Net asset value, beginning of period	$8.16	$9.46	$9.70
Income (loss) from investment operations:
Net investment income[b]	.18	.13	.07
Net realized and unrealized gain (loss)	(.12 )	(1.32)	(.23 )
Total from investment operations	.06	(1.19)	(.16 )
Less distributions from:
Net investment income	(.18 )	(.11 )	(.08 )
Net realized gains	(.44 )	—	—
Total distributions	(.62 )	(.11 )	(.08 )
Net asset value, end of period	$7.60	$8.16	$9.46
Total Return (%)[c]	.50	(12.68)	(1.68)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	312	745	1,030
Ratio of expenses before expense reductions (%)	1.00	.87	.96 **
Ratio of expenses after expense reductions (%)	.65	.70	.76 **
Ratio of net investment income (%)	2.32	1.47	.86 **
Portfolio turnover rate (%)	71	116	47 [d]

[a]	For the period from December 1, 2020 (commencement of operations) to October 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	31

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS ESG Global Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund

32	|	DWS ESG Global Bond Fund

pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent

DWS ESG Global Bond Fund	|	33

of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

34	|	DWS ESG Global Bond Fund

As of October 31, 2023, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued, Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued, delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2023, the Fund had net tax basis capital loss carryforwards of $5,737,636, including short-term losses ($2,833,135) and long-term

DWS ESG Global Bond Fund	|	35

losses ($2,904,501), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$73,176
Capital loss carryforwards	$(5,737,636)
Net unrealized appreciation (depreciation) on investments	$(7,888,299)
At October 31, 2023, the aggregate cost of investments for federal income tax purposes was $42,087,612. The net unrealized depreciation for all investments based on tax cost was $7,888,299. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $788,338 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $8,676,637.

36	|	DWS ESG Global Bond Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2023	2022
Distributions from ordinary income*	$3,684,716	$697,726

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires

DWS ESG Global Bond Fund	|	37

or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of

38	|	DWS ESG Global Bond Fund

the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2023, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of October 31, 2023. For the year ended October 31, 2023, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $2,600,000.
Future Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2023, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2023, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2023, the investment in futures contracts purchased had a total notional value generally indicative of a range from

DWS ESG Global Bond Fund	|	39

approximately $5,884,000 to $8,059,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,392,000 to $15,111,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2023, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2023, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2023, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $15,849,000 to $27,561,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $209,000 to $10,612,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2023 and the related location in the

40	|	DWS ESG Global Bond Fund

accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$190,879	$190,879
Foreign Exchange Contracts (b)	587,512	—	587,512
	$587,512	$190,879	$778,391
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(123,314)	$(123,314)
Foreign Exchange Contracts (b)	(33,563)	—	(33,563)
	$(33,563)	$(123,314)	$(156,877)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2023 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$459,092	$459,092
Credit Contracts (a)	—	6,730	—	6,730
Foreign Exchange Contracts (a)	(402,438)	—	—	(402,438)
	$(402,438)	$6,730	$459,092	$63,384
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively

DWS ESG Global Bond Fund	|	41

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(263,366)	$(263,366)
Foreign Exchange Contracts (a)	(257,024)	—	(257,024)
	$(257,024)	$(263,366)	$(520,390)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of October 31, 2023, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$38,230	$—	$—	$38,230
Bank of America	75,457	—	—	75,457
BNP Paribas SA	36,020	—	—	36,020
JPMorgan Chase Securities, Inc.	82,542	(33,563)	—	48,979
State Street Bank and Trust	355,263	—	—	355,263
	$587,512	$(33,563)	$—	$553,949

42	|	DWS ESG Global Bond Fund

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$33,563	$(33,563)	$—	$—
C.
Purchases and Sales of Securities
During the year ended October 31, 2023, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$18,699,740	$24,566,543
U.S. Treasury Obligations	$12,259,474	$21,432,954
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.31%.
For the period from November 1, 2022 through February 29, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.90%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

DWS ESG Global Bond Fund	|	43

For the year ended October 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$28,122
Class C	591
Class S	153,215
Institutional Class	3,252
$185,180
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2023, the Administration Fee was $44,550, of which $2,968 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2023
Class A	$9,378	$1,558
Class C	310	53
Class S	38,532	6,313
Institutional Class	96	19
	$48,316	$7,943
In addition, for the year ended October 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by

44	|	DWS ESG Global Bond Fund

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$5,537
Class C	120
Class S	33,516
Institutional Class	1,043
$40,216
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2023
Class C	$561	$33
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2023	Annual Rate
Class A	$15,331	$3,606.21%
Class C	184	25.25%
	$15,515	$3,631
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2023 aggregated $16.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2023, there was no

DWS ESG Global Bond Fund	|	45

CDSC for Class C Shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,597, of which $818 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $124.
E.
Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore,

46	|	DWS ESG Global Bond Fund

disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2023.
G.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,989	$249,515	30,002	$272,668
Class C	245	1,972	577	5,136
Class S	401,520	3,271,674	530,219	4,758,965
Institutional Class	301,786	2,380,998	25,916	235,354
		$5,904,159		$5,272,123
Shares issued to shareholders in reinvestment of distributions
Class A	56,252	$449,134	8,085	$70,548
Class C	504	4,020	47	403
Class S	347,367	2,770,319	62,250	543,102
Institutional Class	4,920	39,205	1,252	10,927
		$3,262,678		$624,980

DWS ESG Global Bond Fund	|	47

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(123,332)	$(989,980)	(142,956)	$(1,279,505)
Class C	(11,675)	(96,283)	(3,005)	(25,686)
Class S	(2,384,181)	(18,974,794)	(927,494)	(8,099,917)
Institutional Class	(356,883)	(2,768,751)	(44,765)	(393,820)
		$(22,829,808)		$(9,798,928)
Net increase (decrease)
Class A	(36,091)	$(291,331)	(104,869)	$(936,289)
Class C	(10,926)	(90,291)	(2,381)	(20,147)
Class S	(1,635,294)	(12,932,801)	(335,025)	(2,797,850)
Institutional Class	(50,177)	(348,548)	(17,597)	(147,539)
		$(13,662,971)		$(3,901,825)
H.
Fund Liquidation
Upon the recommendation of the Advisor, the Fund’s Board of Directors authorized the Fund’s termination and liquidation, effective on November 30, 2023 (the “Liquidation Date” ). Accordingly, the Fund redeemed all of its outstanding shares on the Liquidation Date. Effective September 29, 2023, in connection with the liquidation, the Fund was closed to new investors.

48	|	DWS ESG Global Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS ESG Global Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS ESG Global Bond Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS ESG Global Bond Fund	|	49

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 19, 2023

50	|	DWS ESG Global Bond Fund

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

DWS ESG Global Bond Fund	|	51

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS ESG Global Bond Fund

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$962.80	$959.10	$963.90	$965.20
Expenses Paid per $1,000*	$4.50	$8.20	$3.27	$3.27
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,020.62	$1,016.84	$1,021.88	$1,021.88
Expenses Paid per $1,000*	$4.63	$8.44	$3.36	$3.36

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG Global Bond Fund	.91%	1.66%	.66%	.66%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS ESG Global Bond Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries

54	|	DWS ESG Global Bond Fund

throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

DWS ESG Global Bond Fund	|	55

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment

56	|	DWS ESG Global Bond Fund

management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors

DWS ESG Global Bond Fund	|	57

may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

58	|	DWS ESG Global Bond Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

DWS ESG Global Bond Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

60	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

DWS ESG Global Bond Fund	|	61

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

62	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

DWS ESG Global Bond Fund	|	63

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

64	|	DWS ESG Global Bond Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS ESG Global Bond Fund	|	65

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZGAX	SZGCX	SSTGX	DGBIX
CUSIP Number	25156A 734	25156A 759	25156A 767	25156A 569
Fund Number	461	761	2061	1461

66	|	DWS ESG Global Bond Fund

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DEGBF-2
(R-024960-14 12/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG global bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$54,561	$0	$7,629	$0
2022	$54,561	$0	$8,988	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,629	$539,907	$0	$547,536
2022	$8,988	$32,448	$0	$41,436

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2023